                                                                    EXHIBIT 10.5


                          EMPLOYMENT CONTRACT ADDENDUM

                 This ADDENDUM to the EMPLOYMENT CONTRACT ("AGREEMENT") between BEVERLY ENTERPRISES, INC. and C. ARNOLD RENSCHLER, M.D. is a fully integrated part of the AGREEMENT and provides as follows:

                 1. Annual Incentive Plan. With respect to Paragraph 4(c), the Company shall pay the Executive a guaranteed bonus for 1996 performance at no less than 50% of Base Salary and up to 100% of Base Salary.

                 2. Contract Buyout. With respect to Paragraph 4, in addition to the provisions therein, the Company will pay to Executive the sum of $400,000, payable in four (4) quarterly installments of $100,000 each on June 3, 1996, September 1, 1996, December 1, 1996, and March 1, 1997, each payment subject to all applicable withholding.

                 3. Stock Options and PCA Equity. With respect to Paragraph 4(b)(i), subject to grant by the Compensation Committee, and effective upon the date of such grant or the Date of Employment, whichever last occurs, the Executive will be eligible for a minimum of 140,000 stock awards in the following form:

         Restricted Stock (4 year vesting)                                     15,000
         Performance Shares (5 year vesting)                                   40,000
         Non-Qualified Stock Options (4 year vesting)                          35,000
         Performance Options (based on PCA performance)                        50,000

In addition, the Executive will be granted 160,000 stock options upon shareholder approval on June 13, 1996. In the event PCA goes public within two years, the Executive's Company stock options, performance shares, performance options, and restricted stock shall be converted to a PCA stock package of equivalent value consistent with the "Potential Approach to PCA Executive Compensation Package" developed by Towers Perrin, attached hereto as Exhibit "A."

                 4. Exercise of NovaCare Stock Options. With respect to Paragraph 4, the Company will be a co-signor on a note, in a form substantially in accord with the attached Exhibit "A," enabling the Executive to exercise 200,000 NovaCare stock options.

                 5. COBRA Reimbursement. With respect to Paragraph 4(b)(vii), the Company will pay the COBRA premiums, in the amount of Four Hundred Eighty-Seven Dollars and Sixty-Five Cents ($487.65) per month to maintain health benefits with NovaCare until he and his spouse become eligible participants in the Company's plans after three (3) months of full-time service (i.e. July, August and

September, 1996). These COBRA payments will not be treated as a benefit under the Company's Executive Medical Reimbursement Plan.

                 6. Executive Physicals. With respect to Paragraph 4, the Company will pay for the annual physical which is required of all executives.

                 7. Executive Retirement Plan. With respect to Paragraph 4(b)(iii), the Executive will be eligible to receive a Company matching contribution at the maximum level provided in the plan. For 1996, the Company match, if anything, will be up to 6%, depending upon Company performance.

                 8. Group Universal Life. With respect to Paragraph 4, the Executive shall be entitled to participate in the Group Universal Life program during the next enrollment by which the Executive may purchase up to a maximum of $1,000,000 in additional insurance coverage.

                 9. Employee Stock Purchase Plan. With respect to Paragraph 4(b)(ii), after one year of full-time employment the Executive may participate in the Employee Stock Purchase Plan. Currently, the plan allows eligible employees to purchase Company stock through payroll deductions with a 30% Company match.

                 10. Relocation Benefit. With respect to Paragraph 4, the Company will make a lump sum payment to the Executive of $20,000 to relocate to the Tampa, Florida area. This amount is subject to graduated repayment should the Executive voluntarily terminate his employment without Good Reason within six (6) months of the date of hire. The Executive will receive up to an additional $60,000 if needed for relocation. In the event the Executive requests payment for more than the $20,000 for relocation expenses, he must then submit receipts for both the initial lump sum and the additional amounts.

                 11. Home Purchase. With respect to Paragraph 4, the Company will purchase the Executive's current home at a price that is equal to the average price of three appraisal companies if the Executive is unable to sell it on his own within 60 days of listing.

                 12. Financial Planning. With respect to Paragraph 4, the Executive is eligible to receive $175 toward the cost of a financial planner of the Executive's choice.

                 13. Continuing Education. With respect to Paragraph 4, the Company will pay the Executive's costs for continuing education to maintain appropriate licenses. Time required to attend classes will be counted as work time.

BEVERLY ENTERPRISES, INC.                         C. ARNOLD RENSCHLER, M.D.


By: /s/ DAVID R. BANKS                            /s/ C. ARNOLD RENSCHLER
    ------------------------------                ------------------------------
    David R. Banks
    Chairman and Chief Executive
    Officer

By: /s/ ROBERT W. POMMERVILLE
    ------------------------------
    Robert W. Pommerville
    Executive Vice President
    General Counsel and Secretary
    5111 Rogers Avenue, Suite 40A
    Fort Smith, AR 72919
    Attention:  Secretary

                                                                       EXHIBIT A


BEVERLY ENTERPRISES, INC.
- --------------------------------------------------------------------------------

POTENTIAL APPROACH TO PCA EXECUTIVE COMPENSATION PACKAGE




APRIL 10, 1996




TOWERS PERRIN

April 1996                                                                    1
- --------------------------------------------------------------------------------

INTRODUCTION

- -        Towers Perrin has been asked to assist with the development of an executive compensation approach for the potential head of PCA.

- -        The estimated IPO values are for illustrative purposes only; they are not meant to reflect a formal valuation of PCA.

- -        The Black-Scholes values used in this report are estimates only. A formal valuation of PCA options would require a more in-depth study of industry volatility.




Towers Perrin

April 1996                                                                    2
- --------------------------------------------------------------------------------

PROPOSED PLAN APPROACH

1. The PCA executive is granted a package of BEI stock options and restricted stock.

2. If PCA goes public in two years, the BEI stock package is converted to a PCA stock package of equivalent value.

3. If PCA does not go public, the executive retains the BEI stock package.




Towers Perrin

April 1996                                                                     3
- --------------------------------------------------------------------------------

THE PCA EXECUTIVE IS GRANTED A PACKAGE OF BEI STOCK OPTIONS AND RESTRICTED STOCK . . .


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Estimated Fair
                    Package Component                      Number of Shares          Market Value (1)              Comments
- ------------------------------------------------------------------------------------------------------------------------------------
  STOCK OPTIONS
                                                                                                           This represents the
  NQSOs (pending June shareholder approval)                       160,000               $1,054,400         Black-Scholes value of
  NQSOs                                                            35,000                  230,650         stock options granted.
  Performance Options                                              50,000                  329,500
                                                                  -------               ----------         The executive does not
                                                                  245,000               $1,614,550         realize any value unless
                                                                                                           the share price rises
                                                                                                           substantially over the
                                                                                                           exercise price.

- ------------------------------------------------------------------------------------------------------------------------------------
  RESTRICTED STOCK
                                                                                                           This represents the fair
  Restricted Stock                                                 15,000                 $168,750         market value of the BEI
  Performance Shares                                               40,000                  450,000         stock today.
                                                                   ------                 --------
                                                                   55,000                 $618,750         If the stock price does
                                                                                                           not rise over today's
                                                                                                           price, the executive
                                                                                                           still realizes the full
                                                                                                           face value of these
                                                                                                           shares.
- ------------------------------------------------------------------------------------------------------------------------------------
                          TOTAL                                   300,000               $2,233,300
- ------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes share price of $11.25; Black-Scholes value of 10-year BEI option estimated as $6.59.


TOWERS PERRIN

April 1996                                                                     4
- --------------------------------------------------------------------------------
IF PCA GOES PUBLIC IN TWO YEARS, THE BEI STOCK PACKAGE IS CONVERTED TO A PCA
STOCK PACKAGE OF EQUIVALENT VALUE . . .

* Assuming that PCA goes public in two years and that BEI stock has risen to $14.88 per share (15% per year), the following would represent the value of the original BEI stock package:


- -------------------------------------------------------------------------------------------------------------------------------
                                                                             Estimated Fair
             Package Component                     Number of Shares     Market Value in Year  2 (1)      Comments
- -------------------------------------------------------------------------------------------------------------------------------

STOCK OPTIONS
                                                                                                       This represents the
NQSOs (pending June shareholder approval)               160,000                    $1,424,000          Black-Scholes value of
NQSOs                                                    35,000                       311,500          stock options granted
Performance Options                                      50,000                       445,000          REVALUED to reflect
                                                        -------                    ----------          the increase in BEI
                                                        245,000                    $2,180,500          share price.

                                                                                                       The actual gain at the
                                                                                                       IPO for these options
                                                                                                       would be:

                                                                                                       245,000 x (14.88 -
                                                                                                       $11.25) = $889,350
- -------------------------------------------------------------------------------------------------------------------------------
RESTRICTED STOCK
                                                                                                       This represents the fair
Restricted Stock                                         15,000                      $223,200          market value of BEI
Performance Shares                                       40,000                       595,200          stock in two years at a
                                                         ------                      --------          share price of $14.88.
                                                         55,000                      $818,400
                                                                                                       If the stock price does
                                                                                                       not rise over today's
                                                                                                       price, the executive
                                                                                                       still realizes the full
                                                                                                       face value of these
                                                                                                       shares.
- -------------------------------------------------------------------------------------------------------------------------------
                   TOTAL                                300,000                    $2,998,900
- -------------------------------------------------------------------------------------------------------------------------------

(1) Black-Scholes value of 8-year BEI option estimated at $8.90 (assumes $14.88 stock price and $11.25 exercise price).






TOWERS PERRIN

April 1996                                                                     5
- --------------------------------------------------------------------------------
THE $3 MILLION VALUE OF THE BEI STOCK PACKAGE WOULD BE CONVERTED TO AN
EQUIVALENT VALUE PCA STOCK PACKAGE AT THE IPO . .  .

A.   STOCK OPTIONS

- -----------------------------------------------------------------------------------------------------------------------------------
 ASSUMPTION:
 VALUE OF BEI STOCK OPTION TO CONVERT TO PCA STOCK OPTION = $2,180,500
- -----------------------------------------------------------------------------------------------------------------------------------
 Value of IPO                                    $500.0 million        $700.0 million        $1.0 billion
- -----------------------------------------------------------------------------------------------------------------------------------
 # of Shares Outstanding                         100 million           100 million           100 million
- -----------------------------------------------------------------------------------------------------------------------------------
 IPO Share Price                                 $5.00                 $7.00                 $10.00
- -----------------------------------------------------------------------------------------------------------------------------------
 Estimated Black-Scholes Value of PCA Option     $3.00                 $4.20                 $6.00
 (1)
- -----------------------------------------------------------------------------------------------------------------------------------
 Option Grant                                    726,833 options       519,167 options       363,417 options
 (assuming $2.180M grant value)
- -----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a  Black-Scholes ratio of 60% on the date of grant.

B.  RESTRICTED STOCK

- -----------------------------------------------------------------------------------------------------------------------------------
 ASSUMPTION:
 VALUE OF BEI RESTRICTED STOCK TO CONVERT TO PCA RESTRICTED STOCK = $818,400
- -----------------------------------------------------------------------------------------------------------------------------------
 Value of IPO                           $500.0 million             $700.0 million              $1.0 billion
- -----------------------------------------------------------------------------------------------------------------------------------
 # of Shares Outstanding                100 million                100 million                 100 million
- -----------------------------------------------------------------------------------------------------------------------------------
 IPO Share Price                        $5.00                      $7.00                       $10.00
- -----------------------------------------------------------------------------------------------------------------------------------
 Restricted Stock Grant                 163,680 restricted         116,914 restricted          81,840 restricted
 (assuming $818,400 grant value)        shares                     shares                      shares
- -----------------------------------------------------------------------------------------------------------------------------------






TOWERS PERRIN

April 1996                                                                     6
- --------------------------------------------------------------------------------
AN ALTERNATIVE APPROACH . . .


Convert the gain in BEI stock options ($889k) plus the value of BEI restricted shares ($818k) to PCA restricted shares at the IPO price (for a total value of $1.7M in PCA restricted shares):

         $1.7 million / $5.00 IPO price = 340,000 PCA restricted shares

         $1.7 million / $7.00 IPO price = 242,857 PCA restricted shares

         $1.7 million / $10.00 IPO price = 170,000 PCA restricted shares

                                      PLUS


Convert the BEI stock options to an equivalent face value of PCA options:

    245,000 BEI options X $11.25 = $2.75 million face value of BEI options to be converted to:

         $2.75 million / $5.00 IPO price = 550,000 PCA stock options

         $2.75 million / $7.00 IPO price = 392,857 PCA stock options

         $2.75 million / $10.00 IPO price = 275,000 PCA stock options


TOWERS PERRIN

TERM / TIME NOTE                                                       PNCBANK


$1,200,000.00                                                     July 1, 1996


FOR VALUE RECEIVED, C. ARNOLD RENSCHLER, M.D. AND BEVERLY ENTERPRISES, INC., (the "Borrower"), with an address at 408 Barbara Lane, Bryn Mawr, PA 19010, jointly and severally promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), in lawful money of the United States of America in immediately available funds at its offices located at 100 South Broad Street, Philadelphia, Pennsylvania 19110, or at such other location as the Bank may designate from time to time, the principal sum of One-million Two-hundred thousand and 00/100 DOLLARS ($1,200,000.00), together with interest accruing on the outstanding principal balance from the date hereof, as provided below:

1. Rate of Interest. Amounts outstanding under this Note will bear interest at a rate per annum which is at all times zero percentage points (0%) per annum in excess of the rate of interest which is the highest prime rate as published in The Wall Street Journal from time to time ("Prime Rate"), such rate to change automatically effective as of the dates of changes in the Prime Rate without prior notice to the Borrower. The Prime Rate does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers. In no event shall the interest rate exceed the maximum rate allowed by law. Interest will be calculated on the basis of a year of 365 days for the actual number of days elapsed.

2.  Payment Terms.  Principal will be due and payable on June 30, 1997.

Interest shall be due and payable monthly as billed commencing on August 1, 1996, and on the same day of each month thereafter until June 30, 1997 on which date all outstanding principal and accrued interest shall be due and payable in full.

In any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Bank's office indicated above is located, such payment shall be included in computing interest in connection with such payment. Payment received will be applied to charges, fees and expenses (including attorneys' fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

3. Default Rate. Upon maturity, whether by acceleration, demand or otherwise, and at the option of the Bank upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, this Note shall bear interest at a rate per annum (based on a year of 365 days and actual days elapsed) which shall be five percentage points (5.0%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the "Default Rate"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note.

4. Prepayment. The indebtedness under this Note may be prepaid in whole or in part at any time without penalty.

5.  Other Loan Documents. None

6. Events of Default. The occurrence of any of the following events will be deemed to be an "Event of Default" under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note when due; (ii) the occurrence of any event of default or default and the lapse of any notice or cure period under any Loan Document or any other debt, liability or obligation to the Bank of any Obligor; (iii) the filing by or against any Obligor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding, or any assignment by any Obligor for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of any Obligor held by or deposited with the Bank; (iv) a default with respect to any other indebtedness of any Obligor for borrowed money, if the effect of such default is to cause or permit the acceleration of such debt; (v) the commencement of any foreclosure proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the Bank; (vi) the entry of a final judgment against any Obligor and the failure of such Obligor to discharge the judgment within ten days of the entry thereof; (vii) in the event that this Note or any guarantee executed by any Guarantor is secured, the failure of any Obligor to provide the Bank with additional collateral if in the opinion of the Bank at any time or times, the market value of any of the collateral securing this Note or any guarantee has depreciated; (viii) any material adverse change in the business, assets, operations, financial condition or results of operations of any Obligor (ix) the revocation or attempted revocation, in whole or in part, of any guarantee by any Guarantor; (x) the death of any individual Obligor or, if any Obligor is a partnership, the death of any individual general partner;
(xi) any representation or warranty made by any Obligor to the Bank in any Loan Document or any other documents now or in the future securing the obligations of any Obligor to the Bank, is false, erroneous or misleading in any material respect; or (xii) the failure of any Obligor to observe or perform any covenant or other agreement with the Bank contained in any Loan Document or any other documents now or in the future securing the obligations of any Obligor to the Bank. As used herein, the term "Obligor" means any Borrower and any Guarantor, and the term "Guarantor" means any guarantor of the obligations of the Borrower to the Bank existing on the date of this Note or arising in the future.

Upon the occurrence of an Event of Default; (a) if an Event of Default specified in clause (iii) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (b) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the option of the Bank and without demand or notice of any kind may be accelerated and become immediately due and payable; (c) at the option of the Bank, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (d) the Bank may exercise from time to time any of the rights and remedies available to the Bank under the Loan Documents or under applicable law.

7. Right of Setoff. In addition to all liens upon and rights of setoff against the money, securities or other property of the Borrower given to the Bank by law, the Bank shall have, with respect to the Borrower's obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Borrower's right, title and interest in and to, all deposits, moneys, securities and other property of the Borrower now or hereafter in the possession of or on deposit with the Bank whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower.

8. Miscellaneous. No delay or omission of the Bank to exercise any right or power arising hereunder shall impair any such right or power or be considered to be a waiver of any such right or power or any acquiescence therein, nor shall the action or inaction of the Bank impair any right or power hereunder. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and endorsers of this Note


                                EXHIBIT "A"
hereby forever waive presentment, protest, notice of dishonor and notice of nonpayment. The Borrower also waives all defenses based on suretyship or impairment of collateral. If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and the heirs, executors, administrators, successors and assigns of the Borrower, and the benefits hereof shall inure to the benefit of Bank and its successors and assigns.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Bank's office indicated above is located, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Borrower at the Borrower's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

9. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS/ATTEST the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

(CORPORATE SEAL)

Attest:
       ----------------------------------
Print Name:
           ------------------------------
Title:
      -----------------------------------
Witness:
        ---------------------------------
Print Name:
           ------------------------------

Beverly Enterprises, Inc.
- -----------------------------------------
(Corporation, Partnership or other Entity)

By:
   --------------------------------------
Print Name:
           ------------------------------
Title:
      -----------------------------------

- -----------------------------------------
(Individual)

Print Name: C. Arnold Renschler, M.D.
           ------------------------------




                                      2